Corporate Overview OTC: XPWR March 2015

Important Cautions Regarding Forward Looking Statements

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The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Exchange Act of 1934, as amended and such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. XZERES Corp. claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act. These "Forward-looking statements" are largely based on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Such forward-looking statements include, in particular, projections about our future results included in our Exchange Act reports, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. These forward-looking statements may be identified by the use of terms and phrases such as "anticipates", "believes", "can", "could", "estimates", "expects", "goals", "forecasts", "hopes", "intends", "may", "plans", "projects", "targets", "will", and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters such as new business models, new products, product enhancements, new technologies, sales levels, expense levels and other statements regarding matters that are not historical are forward-looking statements. Management cautions that these forward-looking statements relate to future events or our future financial performance and are subject to business, economic, regulatory and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements of our business or our industry to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: (a) new business models may be more difficult and/or take longer than anticipated, may be more costly than anticipated and may have unanticipated adverse effects relating to the Company's business; (b) the challenge of compensating and retaining key employees; (c) the impact on the Company and our customers from the current domestic and international economic, geo-political and financial market conditions; (d) the success of our new products and new business models in achieving their expected benefits; (e) to perform as expected without material defects; (f) to be qualified and accepted by our customers, (g) to successfully compete with products, systems, technologies and services offered by our competitors; (h) we may not be successful in undertaking the steps currently planned in order to further develop the business; and (i) other risks and uncertainties described in our filings with the Securities and Exchange Commission.

Neither XZERES Corp. management nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and subsequent facts or circumstances may contradict, obviate, undermine, or otherwise fail to support or substantiate such statements. We caution you not to rely on these statements without also considering the risks and uncertainties associated with these statements and our business that are addressed in our filings with the Securities and Exchange Commission that are available on the SEC's web site located at www.sec.gov. Certain information included in this press release may supersede or supplement forward-looking statements in our other Exchange Act reports filed with the SEC. We assume no obligation to update any forward-looking statement to conform such statements to actual results or to changes in our expectations, except as required by applicable law or regulation.

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• We design and manufacture small wind power systems • Both grid connected and off grid markets • Three class sizes of wind turbines: • XZERES Skystream 2.4kW • XZERES 10kW • XZERES 50kW • 9,300+ wind turbine installations • Across all seven continents Who We Are XZERES is a Global Clean Energy Company - Providing Quality Power Solutions XZERES Skystream 2.4kW XZERES 10kW 3 XZERES 50kW

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$0.1 $1.0 $1.6 $1.4 $0.5 $0.7 $1.2 $ 2.0* $4 - 5 Q1-14 Q2-14 Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 Q4-15E Q1-16E G lobal expansion in key international markets driving strong growth outlook Key Statistics: XPWR (OTC) Stock Price (3/4/15) $0.30 52 Week Low - High $0.15 - $0.64 Avg. Daily Vol. (30 day) 21,258 Shares Outstanding 61.9M Float (est.) 29.8M Insider Holdings ~22.2% Institutional Holdings ~36.6% Market Cap $18.6M Enterprise Value $32.9M EV/Revenue (ttm) 8.9x Total Revenue (ttm) $3.7M EPS (ttm) $(0.23) Cash (mrq) $1.6M Total Assets (mrq) $9.8M Total Debt (mrq) $15.9M Total Liabilities (mrq) $18.2M Data source: S&P Capital IQ ttm = trailing twelve months as of Nov. 30, 2014 mrq = most recent quarter as of Nov. 30, 2014 1) Guidance issued and only effective on Mar. 10, 2015 4 Fiscal Quarterly Revenue & Outlook 1 ($ in Millions) * Note : Fiscal Q4 2015 was impacted by West Coast port delays. Portion of shipments moved to fiscal Q1 2016 for delivery.

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• $15MM Term Loan + 4.9MM New Equity • Interest rate on Loan = Libor+3% • Positioned with major commercial lending institution • Annual interest savings of $1MM • Eliminated all high interest rate debt - $13MM • Retired all series A preferred • Over $5.5MM in additional working capital August 2014 Financing - $19.9Million 5

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• Proven, patented, industry - leading technology & products made in the USA • Best - in - class 2.4kW fully integrated wind - system with nearly a decade of field history and performance • Best - in - class 10kW system - High - efficiency, rugged with more than 8 years of field history and performance • Newly added - best - in - class 50kW system - based on the same advanced gearless technology & engineering used in the most superior wind turbine generators • Competitive advantage – product certifications - industry trends continue to move toward standards and certification • Designed for superior economic value proposition • Annual Energy Production ( AEP ) • Internal Rate of Return ( IRR ) • Cost of Energy (COE) Modern State - of - the - Art Distributed Wind Power Systems 6 Skystream 2.4kW XZERES 50kW XZERES 10kW

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0.6 0.8 1.0 1.2 1.4 1.7 1.9 2.4 2.9 12 13 14 15E 16E 17E 18E 19E 20E Global Growth in Installed Small Wind Turbine Capacity (in gigawatts) • Distributed energy systems is a fundamentally different business than utility - scale systems • Rapidly growing market with multiple applications • Rural residential • Agriculture and irrigation • Micro - grid and island electrification • Remote electrification • Water filtration • Refrigeration • Communications • Telecom • Investment funds’ renewable energy projects • Installed small wind turbine capacity to grow at 20% CAGR from 2015 to nearly 3 gigawatts worldwide by 2020 Growing Small Wind Market 7 1) World Wind Energy Association (WWEA) 2014 report

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• Established (grid) markets • Existing energy costs & inflation • Key incentives – tax credits, grants, Feed - in - Tariffs • Remote, off - grid markets • Expensive alternatives – e.g., diesel generation • Access to power limited or non - existent • Small micro - grid solutions ideal • “Green” initiative market • Lowering carbon footprint, reducing pollution • “Image” Major Markets & Drivers 8

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Strong International Markets

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Compelling Customer Economics in International Markets

Japan
- **Customer IRR = 10-30%**
- Post tsunami: Government and public zealous for renewable energy

Vietnam, Philippines, Myanmar
- **Customer IRR = 15-35%**
- Off-grid access to power
- Diesel generated electricity at $0.40 to $0.70/kW
- Reliability problems
- Numerous applications; desalinization, water pumping and purification, ice plants etc.

United Kingdom
- **Customer IRR = 8-15%**
- Limited competition with high-standard certification process (MCS)

Brazil
- **Customer IRR = 8-15%**
- Experiencing rapid utility rate increases – due to heavy dependence on Hydro which has suffered droughts in recent years

Caribbean
- **Customer IRR = 15-30%**
- Many islands often utilizing diesel generation – at a cost of anywhere from $0.38kWh to more than $0.70kWh

World bank / IMF / NGOs are electrifying the developing world with renewable power sources where none had existed creating global demand for wind systems

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• XZERES supports all renewable energy • Both wind and solar energy solutions • Putting wind turbines where the economics work Cost of Energy Wind vs. Solar Wind Speed (m/s) • Orkney Islands: 7.5 – 9+ • Vietnam & Japan: 5.0 – 7.0+ • Midwest: 5.5 – 7.0+ 3 Wind Speed (m/s) 6 9 10

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• Multiple Sales Channels: Direct, Dealer, Projects & Enterprises (multiple unit sales) • Supported by expanding multi - tiered marketing efforts: cobranded materials, public relations, go - to - market campaigns, and web - based lead generation tools • Growing global dealer and distribution network - vastly expanded with addition of Skystream and 50kW product lines • Focused on markets in geographic areas where ROI and demand for renewable power is greatest • Globally deployed - professional sales support: North America, U.K., Continental Europe, India, Japan, South America with future deployments in Eastern Europe, Asia, Middle East and Australia Global Sales & Marketing 11

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What does ClassNK Certification mean to XZERES? • Vast new market for the Skystream 2.4kW and 10kW wind turbines • Japan’s FIT program highly rewards wind installations under 20kW • Very limited competition - few companies have been able to obtain ClassNK certification and XZERES 10kW is now the largest rated system (and only one rated at 10.4kW) • Deployed first grid - connected XZERES 10kW in Japan late last year • XZERES has flagship 10kW site in Amakusa , Japan XZERES 10kW Awarded Japan’s ClassNK Certification (1 of 2) XZERES 10kW 12

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• Infrastructure in place to mass market, sell and install XZERES wind turbines throughout Japan • Partnered with leading Japanese manufacturer • Dedicated subsidiary, XZERES Japan, established office in Tokyo • Enthusiastic team in Japan and US • Between direct sales activities and the FITCO program, the company’s Japan market is continuing to ramp up at a significant pace • ClassNK certification for Skystream 2.4kW – in process XZERES 10kW Awarded Japan’s ClassNK Certification (2 of 2) Skystream 2.4kW XZERES 10kW 13

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14 • C ompleted a successful pilot program in Vietnam in 2011 and an initial commercial deployment in 2014 • XZERES expects to deploy ~$4.5M of wind turbine systems in Vietnam • This initial deployment is for approximately 45 islands • The Vietnam government has identified some 3,000 islands for potential deployment , with about a third considered high priority due to the size of their populations and unmet power needs Vietnam Rollout 1) Guidance issued and only effective on Dec. 18, 2014

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Skystream 2.4kW - Applications Supplemental “power plants” in infrastructure - strained urban areas Remote telecom micro - grids Rural village electrification/ micro - grids 15

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XZERES Wind Energy System - Design 16

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Skystream – Telecom wind power solutions Solutions Grid dependence can be eliminated Minimal need for diesel, cutting operational costs Maintenance costs dramatically reduced Man power needs reduced Immediate positive impact on emissions and noise pollution Clean energy subsidies can be accessed while helping governments meet renewable energy requirements India has 350,000 telecom towers and spends $1.4 billion annually on diesel 17

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Telecom Tower Jaisalmer , India 18

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Telecom Tower Hungary 19

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Mobile Telecom Tower Solar Wind Hybrid Thailand 20

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XZERES 50kW Wind Turbine System • Sales Growth - acquisition of project pipeline from Argosy Wind Power through exclusive sales agreement • Expanding markets focused on 50kW • South America • Caribbean • UK • Increase in investments for distributed wind farm projects • 50kW meets criteria in target markets • Example: 100 – 50kW turbines = .5GW wind farm XZERES 50kW Wind Turbine System Gale Force added the 50kW system into their activities in the UK and elsewhere. There are a number of sites in the UK that have been identified for the new 50kW system and the company expects to generate meaningful revenue from this product. 21

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• Launched PowerLease ™ Financing Program , initially in select U.S. markets, earlier last year • XZERES has established a wholly owned subsidiary, XZERES Capital Corp. (XCC), to manage the financing program and will provide the company with a 20 - year recurring cash flow • New ‘no money down’ financing solution allows businesses, municipalities and landowners to capitalize on the same financing programs that have long existed in the solar industry Power Lease™ Program 22

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Partnering with Investors & Project Developers to Leverage Local Economics & Drive Greater Demand Gale Force Fund Overview • Win - win portfolio model: Portfolio receives 20 - year recurring revenue stream from UK feed - in - tariff program • Land owner receives distributed electricity produced on - site – FREE • Initial orders of XZERES 10kW wind turbine system for permitted sites underway • Project partners have already secured a number of sites and are working toward reaching a minimum goal of 15 - 25 systems per month • Gale Force has indicated that it will be increasing the number of orders in the coming months to match their planned installation sites in the UK and Japan • Gale Force already sufficiently funded with an expectation to grow up to $100 million to fund future projects XZERES 10kW, Wales, United Kingdom FITCO & Gale Force Fund 23

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XZERES 10kW, Wales, United Kingdom FITCO & Gale Force Fund 24 XZERES Key Partnerships • Gale Force Infrastructure Fund – portfolio with committed funds to implement FIT projects utilizing XZERES turbines. • Local project developers – actively pursuing qualified sites. Existing backlog of signed leases . • Site installations underway in the UK and planning underway for installations in Japan.

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25 Pilot Installation Amakusa , Japan

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26 Pilot Installation Amakusa , Japan

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27 Japan Wind Expo 2015

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28 Japan Wind Expo 2015

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Recap - Drivers for Overall Revenue Expansion Broader turbine product line – 2.4kW, 10kW, 50kW • 3x the product offering • All three models established in the market Gale Force • Projects underway • Substantial goals by portfolio partner Telecom • Multiple active projects Significant New Markets • Japan, Vietnam, South America, Italy, Israel, Greece, Caribbean and South Pacific 29

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• Rapidly growing international renewable & clean energy company • Revenue drivers already positively impacting business – action steps in process for significant ramp in coming quarters • Ability to capitalize on demand drivers with strategic financing with Wells Fargo Bank • Broadened portfolio with the addition of 50kW turbine and power efficiency products • Partnering with additional investment funds that will utilize XZERES wind turbines Key Takeaways 30

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Management David Hofflich Frank P. Greco R. Michael Williams Steven Shum John McCoury Chief Executive Officer President Chief Financial Officer Chief Operating Officer VP of Engineering • Seasoned financial executive with 20+ years of experience in multiple industries, including energy, manufacturing and distribution • Served as interim CEO, CFO, CRO and advisor to numerous publicly and privately - owned companies • Recognized for implementing successful strategies in complex business environments and turn - around situations • Small wind - industry veteran – led the growth of the industry’s most successful small wind company • Drove rapid sales, improved productivity, efficiency and profitability while generating multi - million dollar cost reductions • 34 - year career in general management, strategic planning, start - up leadership • Global customer and supplier relationships • 30+ years of experience in finance and accounting for publicly traded and privately held manufacturing and distribution companies • Served as CFO for Dr. Bott , an authorized Apple® accessory distributor, and Silver Eagle Manufacturing Co. • Served as VP of Finance at HemCon Medical Technologies • CPA, CMA and CGMA • Experienced investment and transaction professional and business advisor with a focus on early - stage, micro and small capitalization companies • Significant accounting and regulatory filing experience • Portfolio manager of Core Fund, L.P. • Senior technology and operating executive with extensive experience in large, mid - size and startup companies in multiple industries including aerospace, alternative energy, systems integration and more • Proven ability to manage engineering and product development from start to finish with subsequent product launch and management of strategic supplier base for volume production 31

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Contact Us XZERES Corp. 9025 SW Hillman Court Suite 3126 Wilsonville OR 97070 Tel 503.388.7350 XZERES Wind Europe Suite 528, Equipoint , 1506 Coventry Road Birmingham B25 8AD UK Tel +44 (0)121 764 7036 XZERES Wind Japan, Ltd. 5 - 30 - 15 Kamata Ota - Ku, Tokyo Tel +81 - 03 - 6715 - 7213 Investor Relations Liolios Group, Inc . Ron Both Tel 949.574.3860 XPWR@liolios.com 32

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